UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2006

TRAMMELL CROW COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-13531	75-2721454
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

2001 Ross Avenue
Suite 3400
Dallas, Texas	75201
(Address of principal	(Zip code)
executive offices)

Registrant’s telephone number, including area code:  (214) 863-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment to Trammell Crow Company’s (“TCC”) Current Report on Form 8-K filed with the Securities and Exchange Commission on November 1, 2006 (the “Form 8-K”), amends and restates Item 9.01 of the Form 8-K to replace with correct forms the (i) form of First Amendment to Performance Unit Award Agreement under the TCC Long-Term Incentive Plan, by and between TCC and each of E. Stevenson Belcher, William F. Concannon, James R. Groch, Matthew S. Khourie, Michael J. Lafitte, Derek R. McClain, Diane S. Paddison, T. Christopher Roth, John A. Stirek, and Robert E. Sulentic (collectively, the “Performance Unit Award Recipients”), and (ii) form of First Amendment to the Restricted Stock Award Agreement under the TCC Long-Term Incentive Plan, by and between TCC and each of E. Stevenson Belcher, William F. Concannon, James R. Groch, Matthew S. Khourie, Michael J. Lafitte, Derek R. McClain, Diane S. Paddison, T. Christopher Roth, John A. Stirek, and Robert E. Sulentic (collectively, the “Restricted Stock Award Recipients”), which were filed as Exhibits 10.5 and 10.6 to the Form 8-K, respectively.  The attached Exhibits 10.5 and 10.6 supersede and replace the previously filed Exhibits 10.5 and 10.6 in their entirety.  No other information included in the Form 8-K is amended hereby.

On October 30, 2006, TCC, CB Richard Ellis Group, Inc. (“CBRE”) and A-2 Acquisition Corp. (“Merger Sub”) entered into an Agreement and Plan of Merger providing for the merger of Merger Sub with and into TCC, with TCC becoming a wholly-owned subsidiary of CBRE.  The proposed merger will be submitted to TCC’s stockholders for their consideration, and TCC will file with the SEC a definitive proxy statement to be used by TCC to solicit the approval of its stockholders for the proposed merger.  TCC may also file other documents concerning the proposed merger.  You are urged to read the proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to the proxy statement, because they will contain important information.  You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about TCC, at the SEC’s Internet Site (http://www.sec.gov) or directly from TCC by contacting Investor Relations at ir@trammellcrow.com, or by mail at Investor Relations, 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201, or by telephone: (214) 863-3020.

TCC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of TCC in connection with the proposed merger. Additional information regarding the interests of those participants may be obtained by reading TCC’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2006, and the proxy statement regarding the proposed merger when it becomes available.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Title

10.1(1)	Agreement and Plan of Merger, dated October 30, 2006, by and among TCC, CBRE, and Merger Sub.

10.2(1)	Form of Voting Agreement, entered into on October 30, 2006, by and among TCC, CBRE, Merger Sub and each Voting Agreement Participant.

10.3(1)	First Amendment to the TCC Severance Pay Policy, dated October 30, 2006.

10.4(1)	The TCC 2006 Annual Principal Bonus Plan, dated October 30, 2006.

10.5*

Form of First Amendment to the Performance Unit Award Agreement under the TCC Long-Term Incentive Plan, entered into on October 30, 2006, by and between TCC and each of the Performance Unit Award Recipients.

10.6*

Form of First Amendment to the Restricted Stock Award Agreement under the TCC Long-Term Incentive Plan, entered into on October 30, 2006, by and between TCC and each of the Restricted Stock Award Recipients.

99.1(1)	Press release, dated October 31, 2006.

* Filed herewith.
(1) Previously filed as an exhibit to TCC’s Form 8-K filed with the Securities and Exchange Commission on November 1, 2006 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAMMELL CROW COMPANY

Date: November 14, 2006	By:	/s/ J. Christopher Kirk
J. Christopher Kirk
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1(1)	Agreement and Plan of Merger, dated October 30, 2006, by and among TCC, CBRE, and Merger Sub.

10.2(1)	Form of Voting Agreement, entered into on October 30, 2006, by and among TCC, CBRE, Merger Sub and each Voting Agreement Participant.

10.3(1)	First Amendment to the TCC Severance Pay Policy, dated October 30, 2006.

10.4(1)	The TCC 2006 Annual Principal Bonus Plan, dated October 30, 2006.

10.5*

Form of First Amendment to the Performance Unit Award Agreement under the TCC Long-Term Incentive Plan, entered into on October 30, 2006, by and between TCC and each of the Performance Unit Award Recipients.

10.6*

Form of First Amendment to the Restricted Stock Award Agreement under the TCC Long-Term Incentive Plan, entered into on October 30, 2006, by and between TCC and each of the Restricted Stock Award Recipients.

99.1(1)	Press release, dated October 31, 2006.

* Filed herewith.
(1) Previously filed as an exhibit to TCC’s Form 8-K filed with the Securities and Exchange Commission on November 1, 2006 and incorporated herein by reference.